UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 27, 2002




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Applicable
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
 incorporation)                                         Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events

On May 16, 2002, the Registrant mailed a notice of annual meeting and related materials, including the Registrant's annual report, to its shareholders regarding the Registrant's annual meeting that was held at the Sutton Place Hotel, 845 Burrard Street, Vancouver, British Columbia, on June 27, 2002, at 10:00 a.m. (local time), for the following purposes:

     1.   To receive the report of the directors;

     2. To receive the audited financial statements of the company for the fiscal year ended December 31, 2001, together with the report of the auditors thereon;

     3.   To appoint auditors for the ensuing year;

     4.   To elect directors for the ensuing year;

     5. To consider and, if thought advisable, pass a resolution to approve the 2002 Stock Purchase Plan;

     6. To consider any amendment to or variation of a matter identified in the notice; and

     7. To transact such further or other business as may properly come before the meeting or any adjournment thereof.

The Registrant's annual meeting of shareholders was held on June 27, 2002 as scheduled and the Registrant's shareholders took the following actions:

     (a) The shareholders approved the appointment of Deloitte & Touche LLP as the auditors for the Registrant;

     (b) The shareholders elected the following persons as members of the Registrant's board of directors:

          Erik Dysthe
          Terrence P. McGarty
          Robert C. Harris, Jr.
          Marc Rochefort
          Peter Ciceri
          David R. Van Valkenburg; and

     (c)  The shareholders approved the 2002 Stock Purchase Plan.

Item 7.  Financial Statements and Exhibits

     Exhibit No.   Description
     -----------   -----------
     20.1          Notice of Annual Meeting and Management Proxy Circular
                     as at May 16, 2002
     20.2          Canadian Annual Statutory Report
     20.3          Mailing List Reply Form
     20.4          Form of Proxy

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                 MDSI Mobile Data Solutions Inc.


Date: July 11, 2002              /s/ Verne Pecho
                                 ----------------------------------------------
                                 Verne Pecho, Vice President - Finance and
                                 Administration and Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit No.   Description
     -----------   -----------
     20.1          Notice of Annual Meeting and Management Proxy Circular
                     as at May 16, 2002

     20.2          Canadian Annual Statutory Report

     20.3          Mailing List Reply Form

     20.4          Form of Proxy